Exhibit 10.4

STOCKHOLDERS’ AGREEMENT

dated as of

September 28, 2012

STOCKHOLDER'S AGREEMENT

TABLE OF CONTENTS

1

STOCKHOLDERS’ AGREEMENT
This STOCKHOLDERS’ AGREEMENT (this “Agreement”) dated as of September 28, 2012 by and among the signatories hereto (“Participating Stockholders,” as described in Section 1.14 hereof), Hyster-Yale Materials Handling, Inc., a Delaware corporation (the “Corporation”), and the Depository (as described in Section 1.10 hereof).

W I T N E S S E T H:
WHEREAS, the Participating Stockholders own of record or beneficially shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation; and
WHEREAS, the Participating Stockholders desire to subject the transfer of all of the shares of Class B Common Stock now owned or hereafter acquired by them to certain mutually agreeable limitations;
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions.
1.1    The term “Administrator” shall mean the Corporation, as administrator under this Agreement, shall include any other corporation or other entity to which this Agreement may be assigned, by operation of law or otherwise, in connection with any merger, reorganization, consolidation or other corporate transaction having an effect similar to the foregoing.
1.2    The term “Agreement” shall have the meaning set forth in the introductory paragraph above.

1.3    The term “Amendment” shall mean the Amendment to Stockholders’ Agreement substantially in the form of Exhibit A hereto.
1.4    The term “business day” means any day other than Saturday, Sunday or a day on which commercial banks are authorized or required to close in Cleveland, Ohio, and shall consist of the time period from 12:01 a.m. through 12:00 midnight, Eastern Standard Time or Eastern Daylight Savings Time, whichever is then in effect in Cleveland, Ohio. In computing any time period for purposes of this Agreement, the date of the event which begins the running of such time period shall be included, except that if such event occurs on other than a business day such period shall begin to run on and shall include the first business day thereafter.
1.5    The term “Charitable Organization” shall mean an organization to which contributions are deductible for federal income, estate or gift tax purposes and which is established by one or more Participating Stockholders.
1.6    The term “Class A Common Stock” shall mean Class A Common Stock, par value $0.01 per share, of the Corporation.
1.7    The term “Class B Common Stock” shall have the meaning assigned to it in the first WHEREAS clause of this Agreement.
1.8    The term “Corporation” shall have the meaning assigned to it in the introductory paragraph of this Agreement.
1.9    The term “current trust interest” means the interest of any beneficiary of a trust to whom income or principal is currently distributable either in the discretion of the trustee or otherwise.
1.10    The term “Depository” shall mean the Administrator.
1.11    The term “Family Member” shall mean Clara Taplin Rankin, Frank E. Taplin and Thomas E. Taplin, their spouses, their lineal descendants by blood or by legal adoption prior to the age of 18, the spouses of such lineal descendants, the lineal descendants of any such spouses and trusts exclusively for the benefit of any such persons. In applying the term “exclusively” for purposes of this Agreement, the interest of any Charitable Organization that is a Participating Stockholder (or does not fail to become a Participating Stockholder at the time provided in Section 1.14(c) hereof) or any contingent trust interest having at the time of transfer an actuarial value (under valuation tables then used for federal gift tax purposes for gifts between private individuals) of not more than five percent of the value of the assets of the trust or an unexercised power of appointment shall be ignored.
1.12    The term “Offered Shares” shall have the meaning assigned to it in Section 4.1(a) hereof.
1.13    The term “Offeror” shall have the meaning assigned to it in Section 4.1 hereof.
1.14    The term “Participating Stockholder” shall mean any Family Member, Charitable Organization or Participating Stockholder Organization which has executed a counterpart of this Agreement and delivered a copy thereof to all other Participating Stockholders, any Family Member, Charitable Organization or Participating Stockholder Organization, which hereafter executes and delivers an Amendment, and is bound by the terms hereof. With regard to the definition of “Participating Stockholder,” the following also shall apply:
(a)    No Participating Stockholder who is a natural person shall be deemed to forfeit the status of Participating Stockholder upon divorce, remarriage or adoption.
(b)    In order for a trust exclusively for the benefit of a Family Member or Members to be considered a Participating Stockholder:
(i)    the trustee and all adult beneficiaries of such trusts having a current trust interest (as well as all Charitable Organization beneficiaries having a current trust interest) shall sign this Agreement as Participating Stockholders;

(ii)    the trustee and a parent or legal guardian, for trusts with minor beneficiaries having a current trust interest, shall sign this Agreement on behalf of any such minor beneficiaries; or
(iii)    the trustee and legal guardian, if any, for trusts with incompetent beneficiaries having a current trust interest, shall sign this Agreement on behalf of any such incompetent beneficiaries.
(c)    If, at any time, any trust shall have an adult beneficiary (and such beneficiary is not incompetent) having a current trust interest or an ascertainable Charitable Organization beneficiary having a current trust interest and if such beneficiary shall fail or be unable to sign this Agreement for a period of 30 calendar days following notification to such beneficiary of the terms of this Agreement by the Depository and following signature of this Agreement by the trustee, the trust shall thereupon cease to be a Participating Stockholder and Section 3.2 of this Agreement shall then apply as if the shares of Class B Common Stock held by the trust were then to be converted. The donor of a trust that is revocable by the donor alone, during the lifetime of such donor, shall be considered the only beneficiary thereof so long as such trust is so revocable.
(d)    In the case of Class B Common Stock held by a custodian under the Uniform Transfers to Minors Act (or the practical equivalent thereof) for the benefit of a minor Family Member, the custodian shall sign this Agreement on behalf of such minor if such minor is to be considered a Participating Stockholder.
(e)    In the case of Class B Common Stock held in the name of a minor Family Member, a parent or legal guardian of such minor shall sign this Agreement on behalf of such minor if such minor is to be considered a Participating Stockholder.

(f)    In the case of Class B Common Stock held in the name of an incompetent Family Member, the legal guardian of such incompetent shall sign this Agreement on behalf of such incompetent if such incompetent is to be considered a Participating Stockholder.
(g)    When a minor described in Section 1.14(d) or (e) reaches the age of majority, or an incompetent described in Section 1.14(f) is no longer impaired by such disability and has reached the age of majority, such Family Member shall execute and deliver an Amendment which has been executed and delivered by the Participating Stockholders (or their attorney-in-fact), the Corporation and the Depository. If such Family Member shall fail or be unable to sign such Amendment for a period of 30 calendar days following notification to such Family Member of the terms of this Agreement by the Depository, such Family Member shall thereupon cease to be a Participating Stockholder and Section 3.2 of this Agreement shall then apply as if the shares of Class B Common Stock were then to be converted.
1.15    The term “Participating Stockholder Organization” shall mean (a) any corporation all of the outstanding capital stock of which is owned by Participating Stockholders; (b) any partnership all of the partners of which are Participating Stockholders; and (c) any limited liability company all of the members of which are Participating Stockholders. Notwithstanding the first sentence of this Section 1.15, a corporation, partnership or limited liability company may not be a Participating Stockholder Organization unless its certificate of incorporation, partnership agreement, or other organizational and governance documents provide that only Participating Stockholders may acquire or retain any capital stock, partnership interest or other ownership interest of such entity or of any survivor of a merger or consolidation of such entity.

1.16    The term “Permitted Transferee” shall have the meaning set forth in paragraph 4 of the Restated Certificate.
1.17    The term “personal representative” means the executor, administrator or other personal representative of the estate of a deceased Participating Stockholder.
1.18    The term “Purchaser” shall have the meaning assigned to it in Section 4.3 hereof.
1.19    The term “Restated Certificate” shall mean the Amended and Restated Certificate of Incorporation of the Corporation, as amended to the date of this Agreement.
1.20    The term “spouse” includes a widow or a widower.
2.    Permitted Transfers.
2.1    Any Participating Stockholder may at any time sell, assign, give, exchange or otherwise transfer shares of Class B Common Stock or any interest therein to any Family Member who is a Participating Stockholder or becomes a new Participating Stockholder by, simultaneously with such transfer, signing and delivering an Amendment which has been signed and delivered by the Participating Stockholders (or their attorney-in-fact), the Corporation and the Depository. Any Participating Stockholder may at any time sell, assign, give, exchange or otherwise transfer shares of Class B Common Stock or any interest therein to a Participating Stockholder Organization that is a Participating Stockholder or becomes a new Participating Stockholder by, simultaneously with such transfer, signing and delivering an Amendment which has been signed and delivered by the Participating Stockholders (or their attorney-in-fact). Any Participating Stockholder may at any time give shares of Class B Common Stock or any interest therein to a Charitable Organization that is a Participating Stockholder or becomes a new Participating Stockholder by, simultaneously with such gift, signing and delivering an Amendment. Any shares of Class B Common Stock so transferred shall remain subject to this Agreement in the hands of the transferee. The Participating Stockholder transferring shares of

Class B Common Stock pursuant to this Section 2.1 shall provide written notice to the Depository of the transfer at least five business days in advance of the transfer, which notice shall include any instructions regarding the transfer of such shares. Upon request of the Depository, the Participating Stockholder and the transferee shall provide affidavits or such other proof as the Depository may request to confirm that the transfer is permitted by this Section 2.1.
2.2    Any Participating Stockholder may pledge shares of Class B Common Stock as security for a loan if the pledgee (being competent to do so) agrees in writing to be bound by this Agreement and to receive such shares of Class B Common Stock subject to this Agreement and otherwise subject to the Restated Certificate and, in the event of default on such loan and levy upon the collateral, to offer such shares of Class B Common Stock to the Participating Stockholders other than the pledgor in accordance with the procedures specified in Section 4 hereof, and to convert into shares of Class A Common Stock in accordance with the Restated Certificate any shares of Class B Common Stock not purchased by such Participating Stockholders.
3.    Transfers for Which First Refusal Procedure is Required.
3.1    Any Participating Stockholder who desires to sell, assign, give, exchange or otherwise transfer any shares of Class B Common Stock (or the shares of Class A Common Stock into which they are convertible) or any interest therein otherwise than as provided in Section 2 hereof shall first offer to sell or exchange such shares of Class B Common Stock to or with the other Participating Stockholders and the Corporation. Such offer shall be made, and may be accepted, in accordance with the procedures specified in Section 4 hereof. During a period of 30 business days following the last to expire of the rights of the other Participating Stockholders and the Corporation, the Offeror shall have the right, in accordance with the Restated Certificate, to convert any such Offered Shares into shares of Class A Common Stock and may transfer such shares of Class A Common Stock or any interest herein free of the limitations provided for herein, but only to the person (except for sales of shares of Class A Common Stock to be made on a national securities exchange or pursuant to an automated quotation system of national securities dealers) to whom such transfer was originally proposed to be made and only on terms (except for price in the case of a gift and sales to be made on a national securities exchange or pursuant to an automated quotation system of national securities dealers) no more favorable to such person than those upon which the Offered Shares were offered to the other Participating Stockholders. If such transfer or conversion is not accomplished within such 30-day period, all of the provisions of this Agreement shall again be in effect with respect to such shares of Class B Common Stock.
3.2    Any Participating Stockholder who desires to convert shares of Class B Common Stock to Class A Common Stock (except as permitted by Section 3.1 or 3.3 hereof) in accordance with the Restated Certificate shall first offer to sell or exchange such shares of Class B Common Stock to or with the other Participating Stockholders and the Corporation in accordance with the procedures specified in Section 4 hereof. During a period of 30 business days following the last to expire of the rights of the other Participating Stockholders and the Corporation, the Offeror desiring to convert Offered Shares may do so, but only to the extent that such Offered Shares were not accepted by any other Participating Stockholder or the Corporation, and the shares of Class A Common Stock into which such Offered Shares are converted thereafter shall be free from all of the limitations provided for herein.
3.3    Upon the death of a Participating Stockholder, any shares of Class B Common Stock then owned by such Participating Stockholder may be transferred in accordance with Section 2.1 hereof to any other Participating Stockholder by the personal representative of the estate of such deceased Participating Stockholder (or by the trustee of any trust or by any other person by reason of the death of such deceased Participating Stockholder). To the extent that any such personal representative, trustee or other person is required or desires to transfer any shares of Class B Common Stock (or the shares of Class A Common Stock into which they are convertible) owned by a deceased Participating Stockholder, or any interest therein, otherwise than as permitted by Section 2.1 hereof, or is required or desires to convert such shares otherwise than as permitted by this Section 3, such personal representative, trustee or other person shall offer to sell or exchange such shares of Class B Common Stock to or with the other Participating Stockholders and the Corporation in accordance with the procedures specified in Section 4 hereof. Upon completion of the procedures specified in Section 4 hereof, those Offered Shares not purchased by any other Participating Stockholder or the Corporation shall, in accordance with the Restated Certificate, be converted into shares of Class A Common Stock, and thereafter such shares of Class A Common Stock may be transferred to the designated recipient thereof (except for sales to be made on a national securities exchange or pursuant to an automated quotation system of national securities dealers), free of all of the limitations provided for herein. Each of the Participating Stockholders who is a natural person shall cause all appropriate testamentary documents providing for implementation of the foregoing procedures upon such Participating Stockholder’s death to be in effect at all times after the date hereof. Each of the Participating Stockholders hereby agrees that the terms and provisions of this Agreement shall govern the transfer of all shares of Class B Common Stock now or hereafter owned by such Participating Stockholder, notwithstanding the terms or provisions of any existing revocable or future estate planning document to the contrary.

4.    First Refusal Procedures.
4.1    A Participating Stockholder, the personal representative of the estate of a deceased Participating Stockholder or the trustee of any trust agreement of which a deceased Participating Stockholder is donor (or any other person in possession of shares of Class B Common Stock which are to pass by reason of the death of a Participating Stockholder), in each case which proposes to transfer or convert shares of Class B Common Stock otherwise than as provided in Section 2 hereof, or a pledgee who is required by Section 2.2 hereof to offer shares of Class B Common Stock to other Participating Stockholders and the Corporation (collectively, an “Offeror”), shall send to the Depository a written notice (which shall be irrevocable), dated the date on which it is sent, containing the following information:
(a)    The number of shares of Class B Common Stock proposed to be transferred (before conversion) or converted (the “Offered Shares”);
(b)    Whether the Offeror proposes to transfer under Section 3.1 or 3.3 hereof or to convert under Section 3.2 or 3.3 hereof the Offered Shares;
(c)    If the Offeror proposes to transfer the Offered Shares under Section 3.1 or 3.3 hereof, the name and address of each proposed transferee and the price per share, if any, payable to the Offeror upon such transfer; and
(d)    The date on which the Offeror desires to carry out the proposed transfer or conversion of the Offered Shares, which shall be consistent with the procedures provided for in this Agreement (such date may be not less than 25 nor more than 55 business days after the date of such notice).
If the Offeror proposes to sell Offered Shares under Section 3.1 or 3.3 hereof, such notice shall be accompanied by written evidence that any price per share payable to the Offeror as specified in such notice is being offered for the Offered Shares in good faith by the proposed transferee.

Upon receipt of such notice, the Depository forthwith shall send it to each of the other Participating Stockholders and the Corporation.
4.2    Upon delivery of the notice pursuant to the last sentence of Section 4.1 hereof, the other Participating Stockholders shall have the right and option to acquire the Offered Shares, or any of them, for the consideration specified in Section 4.3 hereof. Each of such other Participating Stockholders may exercise such right, at any time before the expiration of seven business days after such written notice and accompanying evidence (if applicable) have been sent to such other Participating Stockholders and the Corporation, in proportion to the respective holdings of shares of Class B Common Stock of such other Participating Stockholder compared to the aggregate holdings of shares of Class B Common Stock of all such other Participating Stockholders. The right to acquire Offered Shares may be exercised by a Participating Stockholder by sending a written notice (which shall be irrevocable) to the Depository, dated the date that it is sent and sent at any time prior to the expiration of the aforesaid seven-day period, specifying the number of Offered Shares such Participating Stockholder is acquiring and the consideration such Participating Stockholder will deliver in accordance with Section 4.3 hereof.
If any such Participating Stockholder fails to exercise such Participating Stockholder’s right to acquire the Offered Shares to its full extent, then such right may be exercised by the other such Participating Stockholders (to the extent that it has not been exercised by such Participating Stockholder) at any time before the expiration of five business days after written notice has been sent by the Depository to such other Participating Stockholders of such failure, in whatever proportion they may agree upon and, if they cannot agree, in proportion to the respective holdings of each compared to the aggregate holdings of all of them. If any of such other Participating Stockholders fail to exercise their rights to acquire any Offered Shares to their full extent, then such rights may be exercised by the Corporation (to the extent of any Offered

Shares remaining) at any time before the expiration of three business days after written notice has been sent by the Depository to the Corporation of such failure. The right of Participating Stockholders or the Corporation to acquire additional Offered Shares as to which any Participating Stockholder has failed to exercise his right to acquire may be exercised by sending a written notice (which shall be irrevocable) to the Depository, dated the date that it is sent and sent at any time prior to the expiration of the aforesaid five-day period or three-day period, as the case may be, specifying the number of Offered Shares to be acquired and the consideration to be delivered in accordance with Section 4.3 hereof.
In applying the term “holdings” in this Section 4.2 in the case of shares of Class B Common Stock owned by a trust, the trust shall be considered to own the holding; except that, if the trustee fails to any extent to exercise a right to acquire Offered Shares, beneficiaries of the trust who are Participating Stockholders owning more than 50 percent of either the then current income or the remainder interest in the trust and desiring to exercise such right shall be considered to own the holding only in such proportions as such beneficiaries shall agree upon.
4.3    Shares of Class B Common Stock acquired by a Participating Stockholder or the Corporation in accordance with Section 4.2 (individually, a “Purchaser”) hereof may be paid for, at the election of such Purchaser, in cash, shares of Class A Common Stock or a combination of such consideration as follows:
(a)    To the extent that such Purchaser elects that the price be paid in shares of Class A Common Stock, the number of shares of Class A Common Stock that shall be delivered in exchange shall be equal to the number of shares of Class B Common Stock to be exchanged; and
(b)    To the extent that such Purchaser elects that the price shall be paid in cash, the cash price for shares of Class B Common Stock shall be equal to the average of the last sale price of the shares of Class A Common Stock as reported on the New York Stock Exchange (or on the principal national securities exchange or automated quotation system of national securities dealers on which the shares of Class A Common Stock may then be traded) on the 5 trading days preceding the date of the Offeror’s notice sent pursuant to Section 4.1 hereof, as reported in The Wall Street Journal (or, if such periodical is not then published, the most comparable periodical then being published) or such higher price as may have been specified in such notice.
4.4    The sale or exchange contemplated by these procedures shall be closed (a “Closing”) at the principal corporate trust office of the Depository on the date which is not later than 25 business days after the date of the notice given pursuant to Section 4.1 hereof.
4.5    At any Closing hereunder:
(a)    Against delivery of the Offered Shares to be purchased from the Offeror, each Purchaser shall make payment to the Offeror by certified or bank check payable to the Offeror or wire transfer to an account designated by the Offeror of that portion of the aggregate price for the Offered Shares being paid in cash by such Purchaser and shall deliver, in payment of that portion of the aggregate purchase price for the Offered Shares being paid in shares of Class A Common Stock by such Purchaser, a duly executed certificate or certificates representing such shares, together with stock powers endorsed in blank relating to such certificates and a written representation by such Purchaser that the Offeror will receive good and marketable title to such shares, free of all adverse claims, liens, encumbrances and security interests other than such of the foregoing as have been created by or through such Offeror; and
(b)    The Offeror shall deliver to each Purchaser of the Offered Shares being purchased by such Purchaser a duly executed certificate or certificates representing such

Offered Shares, together with stock powers endorsed in blank relating to such certificates and a written representation by such Offeror that such Purchaser will receive good and marketable title to such shares, free of all adverse claims, liens, encumbrances and security interests, other than such of the foregoing as have been created by the Restated Certificate by or through such Purchaser.
If, following the record date for determining the stockholders entitled to vote at a meeting of the Corporation’s stockholders, but before the date of such meeting, either a Purchaser taking delivery of Offered Shares or an Offeror taking delivery of shares of Class A Common Stock requests, the party delivering such shares shall also deliver an irrevocable proxy, duly executed by such party, authorizing such persons as the Purchaser or the Offeror, as the case may be, shall designate to act as his lawful agents, attorneys and proxies, with full power of substitution, to vote in such manner as each such agent, attorney and proxy or his substitute shall in his sole discretion deem proper. If, following the record date for determining the stockholders entitled to consent in writing to an action of the Corporation without a meeting, but before the latest effective date for written consents with regard to such action, the Purchaser taking delivery of Offered Shares or the Offeror taking delivery of shares of Class A Common Stock requests, the party delivering such shares shall also deliver a power of attorney, duly executed by such party, authorizing such persons as the Purchaser or the Offeror, as the case may be, shall designate to act as his lawful attorneys or attorneys-in-fact, with full power to consent in writing in such manner as each such attorney or attorney-in-fact shall in his sole discretion deem proper.

5.    Representations and Warranties.
Each Participating Stockholder, for such Participating Stockholder only and not for any other Participating Stockholder, represents and warrants to the other Participating Stockholders and the Corporation as follows:
(a)    Such Participating Stockholder is the record and beneficial owner of the shares of Class B Common Stock identified below such Participating Stockholder’s name on the signature pages hereto (except as otherwise described thereon), and except as otherwise described thereon such Participating Stockholder does not own of record or beneficially or have any interest in any other shares of Class B Common Stock or any options to purchase or rights to subscribe for or otherwise acquire any other shares of Class B Common Stock other than pursuant to this Agreement;
(b)    Such Participating Stockholder has the right, power and authority to execute and deliver this Agreement and to perform such Participating Stockholder’s obligations hereunder; if this Agreement is being executed by a trustee on behalf of a trust, such trustee has full right, power and authority to enter into this Agreement on behalf of the trust and to bind the trust and its beneficiaries to the terms hereof; if this Agreement is being executed on behalf of a Participating Stockholder Organization, the person executing this Agreement is a duly authorized representative of such Participating Stock Organization with full right, power and authority to enter into this Agreement on behalf of such Participating Stock Organization and to bind such Participating Stock Organization to the terms hereof; the execution, delivery and performance of this Agreement by such Participating Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which such Participating Stockholder is a party or by which such Participating Stockholder is bound or require the consent of any other person or any party pursuant thereto; (ii) any judgment, decree or order applicable to such Participating Stockholder; or (iii) any law, rule or regulation of any governmental body;
(c)    This Agreement constitutes a legal, valid and binding agreement on the part of such Participating Stockholder; the shares of Class B Common Stock owned of record and beneficially by such Participating Stockholder are fully paid and non‑assessable; and
(d)    The shares of Class B Common Stock owned beneficially and of record by such Participating Stockholder are now held by such Participating Stockholder, free and clear of all adverse claims, liens, encumbrances and security interests (except as created by this Agreement and the Restated Certificate).
6.    Changes in Shares of Class B Common Stock.
In the event of any change in the terms of the shares of Class B Common Stock, or any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or any merger, reorganization, consolidation or other corporate transaction having an effect similar to the foregoing, the provisions of this Agreement shall continue to apply to the shares of Class B Common Stock or any securities of any corporation issued in lieu thereof or with respect thereto subject, however, to such equitable adjustment, if any, as may be necessary to reflect any change in the relative rights and privileges of the shares of Class A Common Stock and Class B Common Stock.

7.    Compliance Provisions.
7.1    All certificates representing the shares of Class B Common Stock owned of record or beneficially by the Participating Stockholders issued after the date of this Agreement shall be marked conspicuously on the face or the back thereof with a legend to the following effect:
The shares of Class B Common Stock, par value $0.01 per share, of Hyster-Yale Materials Handling, Inc., a Delaware corporation (the “Corporation”), represented by this Certificate are subject to a Stockholders’ Agreement dated as of September 28, 2012 by and among the Corporation, the Participating Stockholders (as defined therein) and the Depository (as defined therein). Pursuant to such Agreement, such shares may not be sold, assigned, given, exchanged or otherwise transferred or converted into shares of Class A Common Stock, par value $0.01 per share, of the Corporation (except for transfers to certain persons specified in such Agreement) except upon compliance with certain procedures, including, without limitation, offer of such shares to certain other stockholders of the Corporation and the Corporation and, in certain situations, conversion into shares of Class A Common Stock of the Corporation. The Corporation will mail to the holder hereof a copy of such agreement without charge within five days after receipt of a written request therefor.
For all uncertificated shares of Class B Common Stock owned of record or beneficially by the Participating Stockholders issued after the date of this Agreement, within a reasonable time after the issuance or transfer of such uncertificated shares of Class B Common Stock, the Corporation shall send to the registered owner thereof (a) a written notice containing the information included in the foregoing legend or (b) a statement that the Corporation will furnish without charge to each Participating Stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of Class B Common Stock and the qualifications, limitations or restrictions of such preferences and/or rights. Each Participating Stockholder, forthwith upon becoming the record or beneficial owner of any other shares of Class B Common Stock, and each other Family Member, Charitable Organization or

Participating Stockholder Organization, forthwith upon becoming a new Participating Stockholder by executing and delivering an Amendment and becoming the record or beneficial owner of any shares of Class B Common Stock shall, to the extent legally able to do so, cause all certificates, if such shares are represented by certificates, representing the same to be delivered to the Depository for the application of such legend. The Depository shall return each such certificate to its Participating Stockholder owner by registered mail, return receipt requested, following the application of such legend. All of the certificates, if such shares are represented by certificates, representing all shares of Class B Common Stock now or hereafter owned (of record or beneficially) by any of the Participating Stockholders shall continue to bear a restrictive legend until such shares of Class B Common Stock are converted into shares of Class A Common Stock as permitted by Section 3 hereof or, if earlier, the termination of this Agreement in accordance with the terms hereof. Any Participating Stockholder may cause possession of such certificates to be given to or retained by any pledgee to be held as security in accordance with Section 2.2 hereof upon delivery to the Depository of the written agreement of the pledgee referred to in such Section.
7.2    The further rights and duties of the Depository shall be governed by the terms and conditions contained in Exhibit B attached hereto.
8.    Amendment and Termination.
This Agreement may be amended or terminated only by a written instrument referring specifically to this Agreement and executed and delivered by Participating Stockholders owning 66 ⅔ percent of the shares of Class B Common Stock subject to this Agreement, provided, however, that (a) notwithstanding the foregoing, a Family Member, Charitable Organization or Participating Stockholder Organization may execute and deliver the Amendment in accordance with Section 2 hereof for the purpose of becoming a Participating Stockholder, (b) only those

Participating Stockholders, or their attorney-in-fact, executing and delivering an amendment extending the term of this Agreement or amending the restrictions on transfer of shares of Class B Common Stock contained herein shall be bound by such amendment, and (c) no amendment of the rights and obligations of the Depository set forth herein or in Exhibit B hereto shall be binding upon the Depository without its prior written agreement. This Agreement, unless extended in accordance with the immediately preceding sentence, shall terminate on March 15, 2030. This Agreement, moreover, shall terminate in any event 21 years after the death of the last to die of the lineal descendants of Clara T. Rankin living on the date of this Agreement.
9.    Further Assurances.
9.1    Each party hereto shall perform such further acts and execute such further documents as may reasonably be required to carry out the provisions of this Agreement, including instruments necessary or desirable to complete the transfer, sale and assignment of any Offered Shares. Each Participating Stockholder agrees that at all times during the term of this Agreement all shares of Class B Common Stock owned beneficially and of record by such Participating Stockholder shall be held free and clear of all adverse claims, liens, encumbrances and security interests (except as created by this Agreement and the Restated Certificate and except as permitted by Section 2.2 hereof).
9.2    Each Participating Stockholder shall defend, indemnify and hold harmless each of the other Participating Stockholders from and against any and all claims, damages, demands, causes of action, suits, judgments, debts, liabilities, costs and expenses (including but not limited to court costs and attorneys fees) resulting from (a) any failure by such Participating Stockholder to carry out, perform, satisfy, discharge any of its covenants, agreements, undertakings, obligations or liabilities under this Agreement, and (b) any breach of a warranty or representation made by such Participating Stockholder hereunder.

10.    Miscellaneous.
10.1    Notwithstanding any provisions hereof to the contrary, shares of Class B Common Stock may be offered to the Corporation solely for cash at any time it may offer to purchase the same, free of the limitations provided for in this Agreement.
10.2    All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered in hand or 72 hours after being deposited in a United States Post Office, postage prepaid, registered or certified mail, and addressed to the addressee at the address set forth below such addressee’s signature on the signature pages hereto, or to such other address as such addressee may specify to the Depository.
10.3    This Agreement shall inure to the benefit of and be binding upon the Participating Stockholders, any pledgee who agrees to be bound hereby pursuant to Section 2.2 hereof and their respective successors, heirs, personal representatives, legatees and assigns, provided, however, that no Participating Stockholder or the Corporation may assign any of their rights hereunder. All references herein to the Corporation and the Depository shall include any other corporation or other entity to which this Agreement may be assigned, by operation of law or otherwise, in connection with any merger, reorganization, consolidation or other corporate transaction having an effect similar to the foregoing, and all references herein to the Restated Certificate shall refer to the charter of any such other corporation, however denominated.
10.4    If any term or provision of this Agreement shall be found unenforceable by any court of competent jurisdiction to any extent, such holding shall not invalidate or render unenforceable such term or provision to any greater extent or render unenforceable or invalidate any other term or provision hereof.

10.5    This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, without production of the others.
10.6    This Agreement shall be construed in accordance with the internal substantive laws of the State of Delaware, provided, however, that the rights and duties of the Depository contained in Exhibit B attached hereto shall be construed in accordance with the internal substantive laws of the State of Ohio.
10.7    The parties hereto agree that the shares of Class B Common Stock subject to this Agreement are unique and that legal remedies for breach of this Agreement will be inadequate and that this Agreement may be enforced by injunctive or other equitable relief in addition to any other remedies which the parties hereto otherwise may have.
10.8    Notwithstanding any other term or provision of this Agreement to the contrary, this Agreement shall not be effective until it has been executed and delivered by Alfred M. Rankin, Jr.
11.    Power of Attorney.
Each of the undersigned Participating Stockholders hereby constitutes and appoints Alfred M. Rankin, Jr., Dennis W. LaBarre, Thomas C. Daniels, Charles A. Bittenbender, Suzanne Schulze Taylor and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities to:
(a)    execute any and all statements under Section 13 or Section 16 of the Securities Exchange Act of 1934 of beneficial ownership of shares of Class B Common Stock subject to this Agreement, including all statements on Schedule 13D and all amendments thereto, all joint filing agreements pursuant to Rule 13d-1(k) under such

Exchange Act in connection with such statements, all initial statements of beneficial ownership on Form 3 and any and all other documents to be filed with the Securities and Exchange Commission, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission; and
(b)    execute and deliver any and all Amendments whereby a Family Member, Charitable Organization or Participating Stockholder Organization becomes a Participating Stockholder or any other amendment to this Agreement in accordance with Section 8 of this Agreement, other than those amendments that (i) extend the term of this Agreement or (ii) amend Section 2, 3, 4 or 8 hereof, thereby granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue of this Section 11. The grant of this power of attorney shall not be affected by any disability of such undersigned individual Participating Stockholder. If applicable law requires additional or substituted language or formalities (including witnesses or acknowledgments) in order to validate the power of attorney intended to be granted by this Section 11, each Participating Stockholder agrees to execute and deliver such additional instruments and to take such further acts as may be necessary to validate such power of attorney.
12.    Voting of Class B Common Stock.
Notwithstanding any other term or provision in this Agreement to the contrary, nothing in this Agreement shall obligate any Participating Stockholder to cast votes with respect to the shares of Class B Common Stock now or hereafter owned by such Participating Stockholder in any manner, to vote for or against, or to abstain from voting with respect to, any matter submitted to a vote of the stockholders of the Corporation or to express or withhold consent to any action of the Corporation in writing without a meeting, and nothing in this Agreement shall be deemed to authorize any Participating Stockholder to act by proxy for any other Participating Stockholder.

IN WITNESS WHEREOF, the Depository, the Corporation and the Participating Stockholders have executed this Agreement or caused this Agreement to be executed in their respective names on the date set forth beneath each signature.

HYSTER-YALE MATERIALS HANDLING, INC., as Depository

By:	/s/ Charles A. Bittenbender

Name:	Charles A. Bittenbender

Title:	Vice President

Date:	9/28/2012

HYSTER-YALE MATERIALS HANDLING, INC.

By:	/s/ Charles A. Bittenbender

Name:	Charles A. Bittenbender

Title:	Vice President

Date:	9/28/2012

Clara L. T. Rankin
The Clara L.T. Rankin Trust created under Agreement dated July 20, 2000 between Clara L.T. Rankin, as Trustee, for the benefit of Clara L.T. Rankin
By: Clara L. T. Rankin, as Trustee
The Trust created under the Agreement dated January 5, 1977 between PNC Bank as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, for the benefit of Clara L.T. Rankin
By: Clara L. T. Rankin, as beneficiary
Name:	/s/ Clara L. T. Rankin
Clara L. T. Rankin
Date:	9/10/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Alfred M. Rankin, Jr.
Rankin Associates I, L.P. (f/k/a CTR Family Associates, L.P.);
Rankin Associates II, L.P.; and
Rankin Associates IV, L.P.
By: Alfred M. Rankin, Jr., as General Partner
Rankin Management, Inc.
By: Alfred M. Rankin, Jr., as President
The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., for the benefit of Alfred M. Rankin, Jr.;

The Trust created under the Agreement, dated September 28, 2000, between Alfred M. Rankin, Jr., as trustee, and Bruce T. Rankin, for the benefit of Bruce T. Rankin;
The Trust created under the Agreement, dated January 1, 1977, between PNC Bank, as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, and Clara L. T. Rankin, for the benefit of Clara L. T. Rankin;
Alfred M. Rankin, Jr.’s 2011 Grantor Retained Annuity Trust; and
Alfred M. Rankin, Jr. 2012 Retained Annuity Trust
By: Alfred M. Rankin, Jr., as Trustee
Alfred M. Rankin Jr.—Roth IRA— Brokerage Account #*****
By: Alfred M. Rankin, Jr.
Name:	/s/ Alfred M. Rankin, Jr.
Alfred M. Rankin, Jr.

Date:	9/21/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Victoire G. Rankin
The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Victoire G. Rankin, as trustee, and Victoire G. Rankin, for the benefit of Victoire G. Rankin

By: Victoire G. Rankin, as Trustee
Name:	/s/ Victoire G. Rankin
Victoire G. Rankin

Date:	9/9/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Helen Rankin Butler (f/k/a Helen P. Rankin)
The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Helen P. (Rankin) Butler, as trustee, and Helen P. (Rankin) Butler for the benefit of Helen P. (Rankin) Butler; and

2012 Helen R. Butler Trust
By: Helen Rankin Butler (f/k/a Helen P. Rankin), as Trustee
Name:	/s/ Helen Rankin Butler
Helen Rankin Butler (f/k/a Helen P. Rankin)

Date:	9/2/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

John C. Butler, Jr.
Trust created by the Agreement, dated June 17, 1999, between John C. Butler, Jr., as trustee, and John C. Butler, Jr., creating a trust for the benefit of John C. Butler, Jr.;
Clara Rankin Butler 2002 Trust, dated November 5, 2002; and
Griffin Bedwell Butler 2002 Trust, dated November 5, 2002
By: John C. Butler, Jr., as Trustee
Clara Rankin Butler (by John C. Butler, Jr., as Custodian); and
Griffin B. Butler (by John C. Butler, Jr., as Custodian)
By: John C. Butler, Jr., as Custodian
John C. Butler, Jr.—Roth IRA— Brokerage Account #*****
By: John C. Butler, Jr.
Name:	/s/ J.C. Butler, Jr.
John C. Butler, Jr.

Date:	9/10/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Clara T. Rankin Williams (f/k/a Clara T. Rankin)
2012 Clara R. Williams Trust; and
The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Clara T. (Rankin) Williams, as trustee, and Clara T. (Rankin) Williams for the benefit of Clara T. (Rankin) Williams

By: Clara T. Rankin Williams, as Trustee
Name:	/s/ Clara T. Rankin Williams
Clara T. Rankin Williams

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

David B. Williams
The David B.H. Williams Trust, David B.H. Trustee u/a/d October 14, 2009
Margo Jamison Victoire Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B. H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Margo Jamison Victoire Williams; and

Helen Charles Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Helen Charles Williams

By: David B. Williams, as Trustee
Margo Jamison Victoire Williams (by David B. Williams, as Custodian); and
Helen Charles Williams (by David B. H. Williams, as Custodian)
By: David B. Williams, as Custodian
Name:	/s/ David B. Williams
David B. Williams

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Thomas T. Rankin
The Trust created under the Agreement, dated December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin

By: Thomas T. Rankin, as Trustee
The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin
By: Thomas T. Rankin, as Co-Trustee
Name:	/s/ Thomas T. Rankin
Thomas T. Rankin

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Corbin Rankin
2012 Corbin K. Rankin Trust
By: Corbin K. Rankin, as Trustee
Name:	/s/ Corbin Rankin
Corbin Rankin

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Matthew M. Rankin
The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin;
Trust created by the Agreement, dated May 10, 2007, between Mathew M. Rankin, as Grantor, and Mathew M. Rankin and James T. Rankin, as co-trustees, for the benefit of Mary Marshall Rankin; and
Trust created by Agreement, dated May 10, 2007, between Matthew M. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of William Alexander Rankin
By: Matthew M. Rankin, as Co-Trustee
Mary Marshall Rankin (by Matthew M. Rankin, as Custodian); and
William Alexander Rankin (by Matthew M. Rankin, as Custodian)
By: Matthew M. Rankin, as Custodian
Name:	/s/ Matthew M. Rankin
Matthew M. Rankin

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Elizabeth B. Rankin
Name:	/s/ Elizabeth B. Rankin
Elizabeth B. Rankin

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

James T. Rankin
Trust created by the Agreement, dated May 10, 2007, between Mathew M. Rankin, as Grantor, and Mathew M. Rankin and James T. Rankin, as co-trustees, for the benefit of Mary Marshall Rankin; and
Trust created by Agreement, dated May 10, 2007, between Matthew M. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of William Alexander Rankin
By: James T. Rankin, as Co-Trustee
Margaret Pollard Rankin (by James T. Rankin, as custodian)
By: James T. Rankin, as Custodian
Name:	/s/ James T. Rankin
James T. Rankin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Lynne Turman Rankin
Name:	/s/ Lynne Turman Rankin
Lynne Turman Rankin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Claiborne R. Rankin
The Trust created under the Agreement, dated June 22, 1971, as supplemented, amended and restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin

By: Claiborne R. Rankin, as Trustee
Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000; and
Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin
By: Claiborne R. Rankin, as Co-Trustee
Name:	/s/ Claiborne R. Rankin
Claiborne R. Rankin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Chloe O. Rankin
Trust created under the Agreement, dated June 1, 1995, between Chloe O. Rankin, as Trustee, and Chloe O. Rankin, for the benefit of Chloe O. Rankin; and
2012 Chloe O. Rankin
By: Chloe O. Rankin, as Trustee
Name:	/s/ Chloe O. Rankin
Chloe O. Rankin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Claiborne R. Rankin, Jr.
Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000
By: Claiborne R. Rankin, Jr., as Co-Trustee
Name:	/s/ Claiborne R. Rankin, Jr.
Claiborne R. Rankin, Jr.

Date:	9/7/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Julia L. Rankin Kuipers
Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin
By: Julia L. Rankin Kuipers, as Co-Trustee
The Trust created under the Agreement, dated December 28, 1976, between National City Bank, as trustee, and Clara L.T. Rankin, for the benefit of grandchildren
By: Julia L. Rankin Kuipers, as beneficiary
Name:	/s/ Julia L. Rankin Kuipers
Julia L. Rankin Kuipers

Date:	9/5/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Jacob A. Kuipers
Name:	/s/ Jacob A. Kuipers
Jacob A. Kuipers

Date:	9/5/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Chloe R. Seelbach (f/k/a Chloe E. Rankin)
Trust created by the Agreement, dated April 10, 2009, between Chloe R. Seelbach, as trustee, creating a trust for the benefit of Chloe R. Seelbach;
Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach;
Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Isabelle Scott Seelbach; and
Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Thomas Wilson Seelbach
By: Chloe R. Seelbach, as Trustee
Taplin Elizabeth Seelbach (by Chloe R. Seelbach, as Custodian);
Isabelle Seelbach (by Chloe R. Seelbach, as Custodian); and
Thomas Wilson Seelbach (by Chloe R. Seelbach, as Custodian)
By: Chloe R. Seelbach, as Custodian
Name:	/s/ Chloe R. Seelbach
Chloe R. Seelbach

Date:	9/10/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Scott Seelbach
Name:	/s/ Scott Seelbach
Scott Seelbach

Date:	9/7/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Roger F. Rankin
The Trust created under the Agreement, dated September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin

By: Roger F. Rankin, as Trustee
Name:	/s/ Roger F. Rankin
Roger F. Rankin

Date:	9/7/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Alison A. Rankin
Alison A. Rankin Revocable Trust, dated September 11, 2000;
2012 Alison A. Rankin Trust;
Alison A. Rankin, as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor;
Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin;
Alison A. Rankin, as trustee fbo Elisabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor; and
Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin
By: Alison A. Rankin, as Trustee
Elisabeth M. Rankin (by Alison A. Rankin, as Custodian)
By: Alison A. Rankin, as Custodian
Name:	/s/ Alison A. Rankin
Alison A. Rankin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

A. Farnham Rankin
The Trust created under the Agreement, dated December 28, 1976, between National City Bank, as trustee, and Clara L.T. Rankin, for the benefit of grandchildren
By: A. Farnham Rankin, as beneficiary
Name:	/s/ A. Farnham Rankin
A. Farnham Rankin
Date:	9/3/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Thomas Parker Rankin
The Trust created under the Agreement, dated December 28, 1976, between National City Bank, as trustee, and Clara L.T. Rankin, for the benefit of grandchildren
By: Thomas Parker Rankin, as beneficiary
Name:	/s/ Thomas Parker Rankin
Thomas Parker Rankin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Beatrice B. Taplin
Marital Trust created by the Agreement, dated January 21, 1966, as supplemented, amended and restated, between National City Bank and Beatrice Taplin, as Trustees, and Thomas E. Taplin, for the benefit of Beatrice B. Taplin;

Taplin Annuity Trust #1 of Beatrice B. Taplin dated June 18, 2011;
The Beatrice B. Trust created by the Agreement, Beatrice B. Taplin, as Trustee, for the benefit of Beatrice B. Taplin;
Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 and as amended, Beatrice Taplin, Trustee; and
Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 amended, per IRC 1015(A) Dual Basis Sub-Account, Beatrice Taplin, Trustee
By: Beatrice B. Taplin, as Trustee
Name:	/s/ Beatrice B. Taplin
Beatrice B. Taplin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Britton T. Taplin
The Trust created under the Agreement, dated December 30, 1977, as supplemented, amended and restated, between National City Bank, as trustee, and Britton T. Taplin for the benefit of Britton T. Taplin

By: Britton T. Taplin, as Trustee
Name:	/s/ Britton T. Taplin
Britton T. Taplin

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Thomas E. Taplin, Jr.
The Trust created under the Agreement, dated August 26, 1974, between National City Bank, as trustee, and Thomas E. Taplin, Jr., for the benefit of Thomas E. Taplin, Jr.
By: Thomas E. Taplin, Jr., as Trustee
Name:	/s/ Thomas E. Taplin, Jr.
Thomas E. Taplin, Jr.

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Cory Freyer
Name:	/s/ Cory Freyer
Cory Freyer

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Frank F. Taplin
The Trust created under the Agreement, dated July 24, 1998, as amended, between Frank F. Taplin, as trustee, and Frank F. Taplin, for the benefit of Frank F. Taplin
By: Frank F. Taplin, as Trustee
Name:	/s/ Frank F. Taplin
Frank F. Taplin

Date:	9/5/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Theodore D. Taplin
The Trust created under the Agreement, dated October 15, 1975, between National City Bank, as trustee, and Theodore D. Taplin, for the benefit of Theodore D. Taplin
By: Theodore D. Taplin, as Trustee
Name:	/s/ Theodore D. Taplin
Theodore D. Taplin

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

David F. Taplin
National City Bank as agent under the Agreement, dated July 16, 1969, with Margaret E. Taplin
By: David F. Taplin, as Co-Trustee
Ngaio T. Lowry Trust, dated February 26, 1998, Caroline T. Ruschell, Trustee and David F. Taplin, as beneficiary
By: David F. Taplin, as beneficiary
Name:	/s/ David F. Taplin
David F. Taplin

Date:	9/10/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Caroline T. Ruschell
Caroline T. Ruschell Trust Agreement dated December 8, 2005, Caroline T. Ruschell as Trustee; and
Ngaio T. Lowry Trust, dated February 26, 1998, Caroline T. Ruschell, Trustee and beneficiary
By: Caroline T. Ruschell, as Trustee
Name:	/s/ Caroline T. Ruschell
Caroline T. Ruschell

Date:	9/4/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Jennifer T. Jerome
Ngaio T. Lowry Trust, dated February 26, 1998 Carolyn Ruschell, Trustee and Jennifer T. Jerome as beneficiary
By: Jennifer T. Jerome, as beneficiary
Name:	/s/ Jennifer T. Jerome
Jennifer T. Jerome

Date:	9/1/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Jennifer Dickerman
National City Bank as agent under the Agreement, dated July 16, 1969, with Margaret E. Taplin
By: Jennifer Dickerman, as Co-Trustee
Name:	/s/ Jennifer Dickerman
Jennifer Dickerman

Date:	9/5/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Martha S. Kelly
Name:	/s/ Martha S. Kelly
Martha S. Kelly

Date:	9/3/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Susan Sichel
Name:	/s/ Susan Sichel
Susan Sichel

Date:	9/5/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

Bruce T. Rankin
Name:	/s/ Bruce T. Rankin
Bruce T. Rankin

Date:	9/10/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

DiAhn Taplin
Name:	/s/ DiAhn Taplin
DiAhn Taplin

Date:	8/31/2012
Address:

Number of Shares of Class B Common Stock	Certificate No.

EXHIBIT A
AMENDMENT TO STOCKHOLDERS’ AGREEMENT
This AMENDMENT TO STOCKHOLDERS’ AGREEMENT, dated as of ________________, 20__ (this “Amendment”), by and among the Depository, Hyster-Yale Materials Handling, Inc., a Delaware corporation (the “Corporation”), the new Participating Stockholder identified on the signature pages hereto (the “New Participating Stockholder”) and the Participating Stockholders under the Stockholders’ Agreement, dated as of September __, 2012, as amended (the “Stockholders’ Agreement”), by and among the Depository, the Corporation and the Participating Stockholders. Capitalized terms defined in the Stockholders’ Agreement are used herein as so defined.
This Amendment sets forth the terms and conditions on which the New Participating Stockholder will join in and become a party to the Stockholders’ Agreement.
Pursuant to Section 8 of the Stockholders’ Agreement, prior to the acquisition of Class B Common Stock by a Permitted Transferee, the Stockholders’ Agreement may be amended to add a Permitted Transferee as a Participating Stockholder by a writing signed by the Signatories, the Corporation and such Permitted Transferee.
In consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the parties hereto agree as follows:
1.    Representations and Warranties. The New Participating Stockholder represents and warrants to the other Participating Stockholders and the Corporation as follows:
(a)    The New Participating Stockholder is the beneficial owner of, or simultaneously with the execution hereof will acquire and be deemed to be the beneficial owner of, the shares of Class B Common Stock identified below such New Participating Stockholder’s name on the signature pages hereto (except as otherwise described thereon), and except as otherwise described thereon such New Participating Stockholder does not own of record or beneficially or have any interest in any other shares of Class B Common Stock or any options to purchase or rights to subscribe or otherwise acquire any other shares of Class B Common Stock other than pursuant to the Stockholders’ Agreement;
(b)    The New Participating Stockholder has the right, power and authority to execute and deliver this Amendment and to perform such New Participating Stockholder’s obligations hereunder and under the Stockholders’ Agreement; if this Amendment is being executed by a trustee on behalf of a trust, such trustee has full right, power and authority to enter into this Amendment on behalf of the trust and to bind the trust and its beneficiaries to the terms hereof; if this Amendment is being executed on behalf of a Participating Stockholder Organization, the person executing this Amendment is a duly authorized representative of such Participating Stockholder Organization with full right, power and authority to execute and deliver this Amendment on behalf of such Participating Stockholder Organization and to bind such Participating Stockholder Organization to the terms hereof; the execution, delivery and performance of this

Amendment by such New Participating Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which such New Participating Stockholder is a party or by which such New Participating Stockholder is bound or require the consent of any other person or any party pursuant thereto; (ii) any organizational, charter or other governance documents (including, without limitation, any partnership agreement, certificate of incorporation, or bylaws) of the New Participating Stockholder, (iii) any judgment, decree or order applicable to such New Participating Stockholder; or (iv) any law, rule or regulation of any governmental body;
(c)    This Amendment and the Stockholders’ Agreement constitute legal, valid and binding agreements on the part of such New Participating Stockholder; the shares of Class B Common Stock owned beneficially by such New Participating Stockholder are fully paid and nonassessable; and
(d)    The shares of Class B Common Stock owned beneficially by the New Participating Stockholder are now held by the New Participating Stockholder, free and clear of all adverse claims, liens, encumbrances and security interests (except as created by the Stockholders’ Agreement and any Amendments thereto, including this Amendment, and the Restated Certificate).
2.    Address for Notices. The address for all notices to each New Participating Stockholder provided pursuant to the Stockholders’ Agreement shall be the address set forth below such New Participating Stockholder’s name on the signature pages hereto, or to such other address as such New Participating Stockholder may specify to the Depository.
3.    Agreement to be Bound by Stockholders’ Agreement. The New Participating Stockholder agrees to be bound by all of the terms and provisions of the Stockholders’ Agreement applicable to Participating Stockholders.
4.    Beneficiaries. The New Participating Stockholder acknowledges that the Corporation and each Participating Stockholder is a beneficiary of this Amendment.
5.    Amendment of Stockholders’ Agreement. The Stockholders’ Agreement is hereby amended to add the New Participating Stockholder as a Participating Stockholder.
6.    Signature of Amendment by Trusts, Minors and Incompetents.
(a)    In order for a trust exclusively (as defined in Section 1.11 of the Stockholders’ Agreement) for the benefit of a Family Member or Members to be considered a Participating Stockholder:
(i)    the trustee and all adult beneficiaries of such trusts having a current trust interest (as well as all Charitable Organization beneficiaries having a current trust interest) shall have previously signed the Stockholders’ Agreement or shall sign this Amendment as a Participating Stockholder;

(ii)    the trustee and a parent or legal guardian, for trusts with minor beneficiaries having a current trust interest, shall sign this Amendment on behalf of any such minor beneficiaries; or
(iii)    the trustee and legal guardian, if any, for trusts with incompetent beneficiaries having a current trust interest, shall sign this Amendment on behalf of any such incompetent beneficiaries.
(b)    If, at any time, any trust shall have an adult beneficiary (and such beneficiary is not incompetent) having a current trust interest or an ascertainable Charitable Organization beneficiary having a current trust interest and if such beneficiary has not previously signed the Stockholders’ Agreement, then if such beneficiary shall fail or be unable to sign this Amendment for a period of 30 calendar days following notification to such beneficiary of the terms of this Amendment and the Stockholders’ Agreement by the Depository and following signature of this Amendment by the trustee, the trust shall thereupon cease to be a Participating Stockholder and Section 3.2 of the Stockholders’ Agreement shall then apply as if the shares of Class B Common Stock held by the trust were then to be converted. The donor of a trust that is revocable by the donor alone, during the lifetime of such donor, shall be considered the only beneficiary thereof so long as such trust is so revocable.
(c)    In the case of Class B Common Stock held by a custodian under the Uniform Transfers to Minors Act (or the practical equivalent thereof) for the benefit of a minor Family Member, the custodian shall sign this Amendment on behalf of such minor if such minor is to be considered a Participating Stockholder.
(d)    In the case of Class B Common Stock held in the name of a minor Family Member, a parent or legal guardian of such minor shall sign this Amendment on behalf of such minor if such minor is to be considered a Participating Stockholder.
(e)    In the case of Class B Common Stock held in the name of an incompetent Family Member, the legal guardian of such incompetent shall sign this Amendment on behalf of such incompetent if such incompetent is to be considered a Participating Stockholder.
(f)    When a minor described in Section 6(c) or (d) reaches the age of majority, or an incompetent described in Section 6(e) is no longer impaired by such disability and has reached the age of majority, such Family Member shall execute and deliver an Amendment which has been executed and delivered by the Participating Stockholders (or their attorney-in-fact), the Corporation and the Depository. If such Family Member shall fail or be unable to sign such Amendment for a period of 30 calendar days following notification to such Family Member of the terms of the Stockholders’ Agreement by the Depository, such Family Member shall thereupon cease to be a Participating Stockholder and Section 3.2 of the Stockholders’ Agreement shall then apply as if the shares of Class B Common Stock were then to be converted.
7.    Power of Attorney. The undersigned New Participating Stockholder hereby constitutes and appoints Alfred M. Rankin, Jr., Dennis W. LaBarre, Thomas C. Daniels, Charles

A. Bittenbender, Suzanne Schulze Taylor and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities to:
(a)    execute any and all statements under Section 13 or Section 16 of the Securities Exchange Act of 1934 of beneficial ownership of shares of Class B Common Stock subject to the Stockholders’ Agreement as amended by this Amendment, including all statements on Schedule 13D and all amendments thereto, all joint filing agreements pursuant to Rule 13d-1(k) under such Exchange Act in connection with such statements, all initial statements of beneficial ownership on Form 3 and any and all other documents to be filed with the Securities and Exchange Commission, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and
(b)    execute and deliver any and all Amendments whereby a Family Member, Charitable Organization or Participating Stockholder Organization becomes a Participating Stockholder or any other amendment to the Stockholders’ Agreement in accordance with Section 8 of the Stockholders’ Agreement, other than those amendments that (i) extend the term of the Stockholders’ Agreement or (ii) amend Section 2, 3, 4 or 8 of the Stockholders’ Agreement, thereby granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue of this Section 7. The grant of this power of attorney shall not be affected by any disability of such undersigned New Participating Stockholder. If applicable law requires additional or substituted language or formalities (including witnesses or acknowledgments) in order to validate the power of attorney intended to be granted by this Section 7, each New Participating Stockholder agrees to execute and deliver such additional instruments and to take such further acts as may be necessary to validate such power of attorney.
8.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, without production of the others.

IN WITNESS WHEREOF, the New Participating Stockholder, the Participating Stockholders, the Corporation and the Depository have executed this Amendment or caused this Amendment to be executed in their respective names, all as of the date and year first above written.

(a new Participating Stockholder)
Address:

Number of Shares of Class B Common Stock	Certificate No.

, as Depository

By:

HYSTER-YALE MATERIALS HANDLING, INC.

By:

THE PARTICIPATING STOCKHOLDERS listed in Exhibit A attached hereto and incorporated herein by this reference

By:

Exhibit A
PARTICIPATING STOCKHOLDERS

1.	Clara L. T. Rankin

2.	Alfred M. Rankin, Jr.

3.	Victoire G. Rankin

4.	Helen Rankin Butler (f/k/a Helen P. Rankin)

5.	Clara T. Rankin Williams (f/k/a Clara T. Rankin)

6.	Thomas T. Rankin

7.	Matthew M. Rankin

8.	James T. Rankin

9.	Claiborne R. Rankin

10.	Chloe O. Rankin

11.	Chloe R. Seelbach (f/k/a Chloe E. Rankin)

12.	Claiborne R. Rankin, Jr.

13.	Roger F. Rankin

14.	Bruce T. Rankin

15.	Martha S. Kelly

16.	Susan Sichel

17.	Jennifer T. Jerome

18.	Caroline T. Ruschell

19.	David F. Taplin

20.	Beatrice B. Taplin

21.	Thomas E. Taplin, Jr.

22.	Theodore D. Taplin

23.	Britton T. Taplin

24.	Frank F. Taplin

25.	Rankin Management, Inc.

26.	Rankin Associates I, L.P. (f/k/a CTR Family Associates, L.P.)

27.	The Trust created under the Agreement, dated December 28, 1976, between National City Bank, as trustee, and Clara L.T. Rankin, for the benefit of grandchildren

28.	The Trust created under the Agreement, dated July 20, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, for the benefit of Clara T. Rankin

29.
The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., for the benefit of Alfred M. Rankin, Jr.

30.
The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Victoire G. Rankin, as trustee, and Victoire G. Rankin, for the benefit of Victoire G. Rankin

31.
The Trust created under the Agreement, dated December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin

32.
The Trust created under the Agreement, dated June 22, 1971, as supplemented, amended and restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin

33.
The Trust created under the Agreement, dated September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin

34.	The Trust created under the Agreement, dated September 28, 2000, between Alfred M. Rankin, Jr., as trustee, and Bruce T. Rankin, for the benefit of Bruce T. Rankin

35.	The Trust created under the Agreement, dated August 26, 1974, between National City Bank, as trustee, and Thomas E. Taplin, Jr., for the benefit of Thomas E. Taplin, Jr.

36.	The Trust created under the Agreement, dated October 15, 1975, between National City Bank, as trustee, and Theodore D. Taplin, for the benefit of Theodore D. Taplin

37.
The Trust created under the Agreement, dated December 30, 1977, as supplemented, amended and restated, between National City Bank, as trustee, and Britton T. Taplin for the benefit of Britton T. Taplin

38.
The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. (Rankin) Williams for the benefit of Clara T. (Rankin) Williams

39.
The Trust created under the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Helen P. (Rankin) Butler for the benefit of Helen P. (Rankin) Butler

40.	Corbin Rankin

41.	Alison A. Rankin

42.	National City Bank as agent under the Agreement, dated July 16, 1969, with Margaret E. Taplin

43.	Alison A. Rankin, as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

44.	Alison A. Rankin, as trustee fbo Elisabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

45.	Rankin Associates II, L.P.

46.	John C. Butler, Jr.

47.	Clara Rankin Butler (by John C. Butler, Jr. as custodian)

48.	The Trust created under the Agreement, dated July 24, 1998, as amended, between Frank F. Taplin, as trustee, and Frank F. Taplin, for the benefit of Frank F. Taplin

49.	David B. Williams

50.	Griffin B. Butler (by John C. Butler, Jr. as Custodian)

51.	Claiborne R. Rankin as Trustee of the Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000

52.	Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin

53.	Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin

54.	Alison A. Rankin as Trustee of the Alison A. Rankin Revocable Trust, dated September 11, 2000

55.	The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin

56.	Scott Seelbach

57.	Margo Jamison Victoire Williams (by Clara Rankin Williams as Custodian)

58.	Trust created under the Agreement, dated June 1, 1995, between Chloe O. Rankin, as Trustee, and Chloe O. Rankin, for the benefit of Chloe O. Rankin

59.	Trust created by the Agreement, dated June 17, 1999, between John C. Butler, Jr., as trustee, and John C. Butler, Jr., creating a trust for the benefit of John C. Butler, Jr.

60.	Clara Rankin Butler 2002 Trust, dated November 5, 2002

61.	Griffin Bedwell Butler 2002 Trust, dated November 5, 2002

62.	Elizabeth B. Rankin

63.
Margo Jamison Victoire Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Margo Jamison Victoire Williams

64.
Helen Charles Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B.H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Helen Charles Williams

65.	Helen Charles Williams (by David B.H. Williams as Custodian)

66.	Julia L. Rankin Kuipers

67.	Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin

68.	Thomas Parker Rankin

69.	Taplin Elizabeth Seelbach (by Scott Seelbach as Custodian)

70.	Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach

71.	Rankin Associates IV, L.P.

72.
Marital Trust created by the Agreement, dated January 21, 1966, as supplemented, amended and restated, between National City Bank and Beatrice Taplin, as Trustees, and Thomas E. Taplin, for the benefit of Beatrice B. Taplin

73.	Trust created by the Agreement, dated May 10, 2007, between Mathew M. Rankin, as Grantor, and Mathew M. Rankin and James T. Rankin, as co-trustees, for the benefit of Mary Marshall Rankin

74.	Trust created by Agreement, dated May 10, 2007, between Mathew M. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of William Alexander Rankin

75.	Trust created by the Agreement dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Isabelle Scott Seelbach

76.	Lynne Turman Rankin

77.	Jacob A. Kuipers

78.	Alfred M. Rankin, Jr.’s 2011 Grantor Retained Annuity Trust

79.	Alfred M. Rankin, Jr. 2012 Retained Annuity Trust

80.	2012 Chloe O. Rankin

81.	2012 Corbin K. Rankin Trust

82.	2012 Alison A. Rankin Trust

83.	2012 Helen R. Butler Trust

84.	2012 Clara R. Williams Trust

85.	The David B.H. Williams Trust, David B.H. Trustee u/a/d October 14, 2009

86.	Mary Marshall Rankin (by Matthew M. Rankin, as Custodian)

87.	William Alexander Rankin (by Matthew M. Rankin, as Custodian)

88.	Margaret Pollard Rankin (by James T. Rankin, as Custodian)

89.	Trust created by the Agreement, dated April 10, 2009, between Chloe R. Seelbach, as trustee, creating a trust for the benefit of Chloe R. Seelbach

90.	Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Thomas Wilson Seelbach

91.	Isabelle Seelbach (by Chloe R. Seelbach, as Custodian)

92.	Elisabeth M. Rankin (by Alison A. Rankin, as Custodian)

93.	A. Farnham Rankin

94.	Taplin Annuity Trust #1 of Beatrice B. Taplin dated June 18, 2011

95.	The Beatrice B. Taplin Trust/Custody dtd December 12, 2001, Beatrice B. Taplin, as Trustee, for the benefit of Beatrice B. Taplin

96.	Cory Freyer

97.	Ngaio T. Lowry Trust, dated February 26, 1998, Caroline T. Ruschell, Trustee

98.	Caroline T. Ruschell Trust Agreement dated December 8, 2005, Caroline T. Ruschell as Trustee

99.	Jennifer Dickerman

100.	The Trust created under the Agreement dated January 5, 1977 between PNC Bank as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, for the benefit of Clara L.T. Rankin

101.	The Trust created under the Agreement, dated January 1, 1977, between PNC Bank, as Co-Trustee, Alfred M. Rankin, Jr., as Co-Trustee, and Clara L. T. Rankin, for the benefit of Clara L. T. Rankin

102.	Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 and as amended, Beatrice Taplin, Trustee

103.	Thomas E. Taplin Exempt Family Trust u/a dated January 21, 1966 amended, per IRC 1015(A) Dual Basis Sub-Account, Beatrice Taplin, Trustee

104.	Alfred M. Rankin Jr.—Roth IRA— Brokerage Account #*****

105.	John C. Butler, Jr.—Roth IRA— Brokerage Account #*****

106.	DiAhn Taplin

EXHIBIT B
TERMS AND CONDITIONS
Section 1.    The Depository shall mark the appropriate legend on the face or the back of each certificate representing shares of Class B Common Stock (“Certificate”) delivered hereunder in accordance with Section 7.1 of the Stockholders’ Agreement, dated September 28, 2012 (the “Stockholders’ Agreement”), by and among the Corporation, the Participating Stockholders and the Depository.
Section 2.    (a)  In the event that the Depository receives written notification, pursuant to the terms of the Stockholders’ Agreement, which states that shares of Class B Common Stock are to be converted or are to be transferred otherwise than as provided under Section 2.1 of the Stockholders’ Agreement, then the Depository shall take such action as is required by the Stockholders’ Agreement and otherwise is in accordance with written instructions executed by the parties to the Stockholders’ Agreement who are transferring, converting or acquiring the shares of Class B Common Stock represented by such Certificates.
(b)  In the event that such written notification states that shares of Class B Common Stock are to be transferred by a Participating Stockholder as provided under Section 2.1 of the Stockholders’ Agreement, then the Depository shall take such action as is required by the Stockholders’ Agreement and otherwise is in accordance with the written instructions of the Participating Stockholder making such transfer and may, as a condition to taking any such action, require the furnishing of affidavits, or other proof as it deems necessary to establish that such transfer is permitted by such Section 2.1.
Section 3.    Duties and Adverse Claims. The duties and obligations of the Depository shall be determined solely by the express provisions of the Stockholders’ Agreement, including this Exhibit B. In the event of any disagreement or the presentation of any adverse claim or demand in connection with rights and duties of the Depository, the Depository shall, at its option, be entitled to refuse to comply with any such claims or demands during the continuance of such disagreements and in so doing, the Depository shall not become liable to any party to the Stockholders’ Agreement or to any other person due to its failure to comply with such adverse claim or demand. the Depository shall be entitled to continue, without liability, to refrain and refuse to act:
(a) until authorized to act by a court order from a court having jurisdiction over the parties and the property, after which time the Depository shall be entitled to act in conformity with such adjudication; or
(b) until all differences shall have been adjusted by agreement and the Depository shall have been notified thereof and shall have been directed in writing, signed jointly or in counterpart by all persons making adverse claims or demands, at which time the Depository shall be protected in acting in compliance therewith.
Section 4.    The Depository’s Liability Limited. The Depository shall not be liable to anyone whatsoever by reason of any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which it may do or refrain from doing in connection herewith unless caused by or arising out of its own gross

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negligence or willful misconduct. The parties to the Stockholders’ Agreement represent to the Depository that they have and shall continue to solicit the advice of their respective counsel regarding compliance with all applicable state and federal securities laws in connection with the transactions contemplated by the Stockholders’ Agreement and that they will act in accordance with such advice. The Depository shall have no responsibility to ensure compliance with any such securities laws, and such responsibility rests solely with the parties to the Stockholders’ Agreement.
Section 5.    Reliance by the Depository on Documents, Etc. The Depository shall be entitled to rely and shall be protected in acting in reliance upon any instructions or directions furnished to it in writing pursuant to any provisions of the Stockholders’ Agreement and shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to it and believed by it to be genuine and to have been signed and presented by the proper party or parties.
Section 6.    Indemnification and Legal Counsel for the Depository. The parties to the Stockholders’ Agreement hereby agree to indemnify the Depository and save it harmless from and against all losses, damages, costs, charges, payments, liabilities and expenses, including the costs of litigation, investigation and reasonable legal fees incurred by the Depository and arising directly or indirectly out of its role as Depository pursuant to the Stockholders’ Agreement, including such losses, damages, costs, charges, payments, and suits made or asserted, whether groundless or otherwise, against the Depository unless the same arise out of the willful misconduct or gross negligence of the Depository. The parties to the Stockholders’ Agreement agree that the Depository does not assume any responsibility for the failure of any of the parties to make payments or perform the conditions of the Stockholders’ Agreement, nor shall the Depository be responsible for the collection of any monies provided to be paid to it. The Depository may consult with counsel of its own choice (including inside counsel for the Depository) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The provisions of this Section 6 shall survive termination of the arrangement contemplated hereby.
Section 7.    Compensation. The parties to the Stockholders’ Agreement agree to pay the Depository reasonable compensation for the services to be rendered hereunder and will pay or reimburse the Depository upon request for all expenses, disbursements and advances, including reasonable attorneys’ fees, incurred or made by it in connection with carrying out its duties hereunder.
Section 8.    Registration and Dismissal. The Depository shall have the right to resign, and Participating Stockholders owning 66-2/3 percent of the shares of Class B Common Stock subject to the Stockholders’ Agreement shall have the right to dismiss the Depository, in each case upon giving thirty (30) days written notice by mailing said written notice thereof to the proper party or parties; provided, however, that no such resignation or dismissal shall become effective until a successor has been duly appointed to act as Depository by amendment to the Stockholders’ Agreement and such successor has agreed so to act.
Section 9.    Defined Terms. Capitalized terms defined in the Stockholders’ Agreement and not otherwise defined herein are used herein as so defined in the Stockholders’ Agreement.

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